Investments	9 Months Ended
Dec. 31, 2023
Equity Method Investments and Joint Ventures [Abstract]
Investments
22.
Investments

These balances include certain investments in mutual funds that are recorded at fair value. Any changes to the fair value are recorded in “Fair value gains/(losses) in financial instruments carried at fair value” due to the election of the fair value option of accounting for financial instruments.